Exhibit 99.1

Kinetic Seas Announces Commercial Release of Its Foundational AI Platform and Filing of Federal Trademark Applications

MaluDB™, MaluOS™, and MaluMail™ give organizations enterprise infrastructure for scalable agentic and generative AI applications, available in open-source and enterprise subscription editions

SCHAUMBURG, Ill. — October 20, 2026 — Kinetic Seas Incorporated (OTCQB: KSEZ), an AI-focused software development company and a Certified Partner of the Claude Partner Network, today announced the commercial availability of three software platforms: MaluDB™, MaluOS™, and MaluMail™. Together, the products expand the company's enterprise AI technology portfolio, providing businesses with foundational infrastructure for building, deploying, and operating AI-enabled business applications safely and securely.

All three products are offered under a dual open-source and enterprise subscription model, giving developers, businesses, and technology partners access to the underlying technologies while creating commercial opportunities through enterprise subscriptions and related professional services.

Kinetic Seas also announced that it has filed federal trademark applications with the United States Patent and Trademark Office (USPTO) for the MALUDB, MALUOS, and MALUMAIL marks as part of its strategy to establish and protect a growing portfolio of proprietary software brands.

Three Platforms Supporting the AI-Enabled Enterprise

MaluDB™ — Persistent Memory for Enterprise Artificial Intelligence

MaluDB™ is a scalable AI memory and database platform that provides persistent, structured memory for AI applications and autonomous agents. Unlike memory systems that run on an individual desktop, MaluDB™ is an enterprise-grade system built on PostgreSQL technology. It can be installed as standard packages on Linux and is fully integrated into the MaluOS™ operating system.

MaluDB™ delivers graph, vector, and relational search in a single platform built on PostgreSQL, one of the most durable and widely deployed databases in the enterprise. Organizations gain all three retrieval models without evaluating, procuring, and maintaining separate graph, vector, and relational database products, reducing the cost, risk, and review burden of bringing AI memory into production.

The lack of enterprise-grade persistent memory that can be shared across applications and AI agents has been a significant barrier to AI adoption. MaluDB™ is designed to remove that barrier.

MaluOS™ — The Enterprise Linux Operating System for Human and AI Partnerships

MaluOS™ is a modular Linux operating system designed to bring together business applications, organizational knowledge, workflows, human users, and autonomous AI agents within a single secure platform.

MaluOS™ supports organizations as they move beyond isolated AI tools toward integrated, AI-enabled business operations while maintaining data and AI sovereignty. The operating system is designed to securely manage enterprise applications, including traditional database, agentic AI, generative AI, and memory-first applications, using both frontier cloud models and open-weight local models.

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MaluOS™ also includes an application framework that allows independent developers to build their own AI-enabled applications and deploy them directly within the operating system. Applications built on the framework inherit MaluOS™ services, including MaluDB™ persistent memory, agent coordination, and security controls, so developers can focus on business functionality rather than infrastructure. Kinetic Seas expects the framework to support a growing ecosystem of third-party applications for the platform.

For organizations running open-weight models on their own hardware, MaluOS™ provides a built-in queueing and routing system that manages inference requests across local models in a data center environment. This allows enterprises to deploy open-weight models at production scale, balancing workloads and directing requests to the appropriate model without relying on external cloud services.

MaluMail™ — Enterprise Email and Communications Infrastructure

MaluMail™ is a comprehensive email hosting and transmission platform built for AI-enabled applications in which AI agents must receive, process, and respond to email, while giving organizations granular control over the data AI agents can access within email.

Available as a hosted SaaS offering or as downloadable software for private deployment, MaluMail™ enables organizations to operate their own email infrastructure while retaining flexibility over hosting, administration, and data management. The platform also provides a communications foundation that can be incorporated into broader enterprise applications and automated business workflows.

Solving the AI Deployment Problem for Business

A central principle behind Kinetic Seas' AI products is reducing the obstacles companies face when deploying AI-centric applications.

Organizations can subscribe to cloud-hosted services or deploy the software within their own infrastructure. This approach supports businesses with differing requirements for data residency, privacy, customization, and information technology management. The platforms are designed to complement one another while remaining available as independent products.

"Artificial intelligence is rapidly evolving from a collection of individual tools into an integral component of how businesses operate," said Edward Honour, Chairman and Chief Executive Officer of Kinetic Seas Incorporated. "We believe organizations will increasingly need three foundational capabilities: persistent memory that allows AI systems to retain and use knowledge, an operating environment that coordinates people and intelligent agents, and communications infrastructure that connects business activities. MaluDB, MaluOS, and MaluMail represent our approach to building that foundation."

Honour continued, "Equally important is giving customers control over their technology. By offering both hosted and self-managed deployments, we can serve organizations that prioritize convenience as well as those that require direct control over their applications, infrastructure, and data."

About Kinetic Seas Incorporated

Kinetic Seas Incorporated (OTCQB: KSEZ) is a technology company specializing in artificial intelligence, enterprise software development, and AI systems integration. The company develops software platforms and provides consulting, implementation, and technology services that help organizations adopt and deploy AI-enabled business solutions.

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Kinetic Seas is Certified in the Claude Partner Network. The Claude Partner Network is how Anthropic works with the firms that put Claude into production for customers. Learn more at claude.com/partners.

Through its MaluDB™ persistent memory platform, MaluOS™ AI business operating system, MaluMail™ email infrastructure platform, and related technology initiatives, Kinetic Seas is building an integrated portfolio of software solutions designed to support the next generation of intelligent business operations.

For more information, visit kineticseas.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding product adoption, future platform development, market opportunities, commercialization strategies, customer demand, the registration of pending trademark applications, and potential revenue opportunities. Words such as "believe," "expect," "anticipate," "intend," "plan," "designed to," "will," and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. These risks include competition, technology development challenges, customer adoption, market conditions, financing requirements, intellectual property matters, including the possibility that pending trademark applications are not granted, and other factors described in the company's filings with the U.S. Securities and Exchange Commission, including those described in the Risk Factors section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the "SEC") on May 29, 2026, and the Company's subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report for the period ended June 30, 2026, filed on August 19, 2026, together with any other SEC filings, as amended or updated from time to time.

Forward-looking statements speak only as of the date of this release. Kinetic Seas undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied.

Copies of the Company's filings with the SEC are available on the SEC's website at www.sec.gov/edgar/searchedgar/companysearch.

Investor Relations Contact

Kinetic Seas Incorporated Schaumburg, Illinois Email: ir@kineticseas.com Website: kineticseas.com

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